Exhibit-10.1

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

                                       OF

                           SOYODO GROUP HOLDINGS, INC.

It is hereby certified that:

1. The present name of the corporation (hereinafter called the "Corporation") is Soyodo Group Holdings, Inc. The date of filing the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware is February 11, 2003.

2. The certificate of incorporation of the Corporation, as previously amended, is hereby amended in Article Fourth by increasing the authorized shares to 120,000,000 shares of common stocks at $ 0.0001 par value per share.

3. The amendment to the certificate of incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

4. This Amended Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED IN ARTICLE FOURTH HEREIN, SHALL AT THE EFFECTIVE TIME OF THIS AMENMENT TO THE CERTIFICATE OF INCORPORATION, READ AS FOLLOWS:


ARTICLE FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 120,000,000 shares of common stock, $ 0.0001 par value per share ("Common Stock").

IN WITNESS WHEREOF, the undersigned hereby declares and certifies that the facts herein stated are true, and accordingly have hereunto set my hand this _____ day of ________ 2007.


                                        /s/ RU-HUA SONG
                                        ----------------------------------------
                                        Ru-Hua Song, President